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Exhibit 32.2



                    Certification Pursuant to
                     18 U.S.C. Section 1350,
                     As Adopted Pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Kaman Corporation (the "Corporation") on Form 10-Q for the fiscal quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert M. Garneau, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




By: /s/ Robert M. Garneau
-------------------------
Robert M. Garneau
Executive Vice President and
Chief Financial Officer
May 5, 2004



















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